Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 12 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	December 31, 2021	December 31, 2020
Property and buildings	$15,469,040	14,743,005
Machinery and equipment	1,594,701	1,547,258
Transportation vehicles	744,885	806,782
Office and electronic equipment	155,685	97,166
Subtotal	17,964,310	17,194,211
Construction in progress (“CIP”)	2,584,252	(308,732)
Less: accumulated depreciation	(3,255,669)	(2,386,346)
Impairment of fixed assets	(7,585,291)	(3,114,686)
Property, plant and equipment, net	$9,707,602	11,384,447

During the year ended December 31, 2019, the Company disposed of approximately $0.2 million of outdated and fully depreciated equipment and machinery. In addition, given the Company’s net loss position, the Company further assessed that the expected future cash flows may not cover the carrying value of the Company’s fixed asset equipment and machinery. As a result, the Company recorded an impairment of approximately $4.3 million, $2.3 million and $0.7 million on its fixed assets for the year ended December 31, 2021, 2020 and 2019.

As of December 31, 2021 and 2020, the Company’s properties with an aggregate carrying value of approximately $0.2 million (RMB 1.1 million) and $1.2 million (RMB 8.6 million) have been used as collateral for the Company’s short-term loans (see Note 15).

Depreciation expense was $838,583, $835,054 and $802,996 for the years ended December 31, 2021, 2020 and 2019, respectively.